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                                                                EXHIBIT 24.1

                        THE WILLIAMS COMPANIES, INC.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable pursuant to the terms and provisions of The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors, together with associated Preferred Stock purchase rights, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 21st day of January, 1996.







     /s/ Keith E. Bailey                 /s/ Jack D. McCarthy
 --------------------------------     -------------------------------
         Keith E. Bailey                     Jack D. McCarthy
 Chairman of the Board, President          Senior Vice President
   and Chief Executive Officer         (Principal Financial Officer)
  (Principal Executive Officer)


                             /s/ Gary R. Belitz
                          -------------------------
                               Gary R. Belitz
                                 Controller
                       (Principal Accounting Officer)


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          /s/ Harold W. Andersen                 /s/ Ralph E. Bailey
          ---------------------------     ----------------------------
              Harold W. Andersen                    Ralph E. Bailey
                  Director                              Director



          /s/ Glenn A. Cox                /s/ Thomas H. Cruikshank
          ---------------------------     ----------------------------
              Glenn A. Cox                    Thomas H. Cruikshank
               Director                            Director



          /s/ Ervin S. Duggan               /s/ Patricia L. Higgins
          ---------------------------     ----------------------------
              Ervin S. Duggan                   Patricia L. Higgins
                 Director                             Director



          /s/ Robert J. LaFortune              /s/ James C. Lewis
          ---------------------------     ----------------------------
              Robert J. LaFortune                  James C. Lewis
                   Director                            Director




          /s/ Jack A. MacAllister               /s/ James A. McClure
          ---------------------------     ----------------------------
              Jack A. MacAllister                   James A. McClure
                   Director                             Director



          /s/ Peter C. Meinig                   /s/ Kay A. Orr
          ---------------------------     ----------------------------
               Peter C. Meinig                      Kay A. Orr
                  Director                           Director



          /s/ Gordon R. Parker              /s/ Joseph H. Williams
          ---------------------------     ----------------------------
              Gordon R. Parker                  Joseph H. Williams
                  Director                           Director



                                           THE WILLIAMS COMPANIES, INC.



                                           By   /s/ J. Furman Lewis
                                              --------------------------
                                                    J. Furman Lewis
ATTEST:                                         Senior Vice President



     /s/ David M. Higbee
- ---------------------------
     David M. Higbee
     Secretary